AMENDMENT NO. 2 TO CREDIT AGREEMENT
AMENDMENT NO. 2, dated as of June 14, 2013 (this “Amendment”), by and among the Co-Borrowers, the Guarantors, the Parent GP, the Lenders party thereto and the Administrative Agent, to the Credit Agreement, dated as of November 4, 2011, as amended by Amendment No. 1 to Credit Agreement, dated November 7, 2012, among CHIRON MERGER SUB, INC., a Texas corporation, KINETIC CONCEPTS, INC., a Texas corporation (the “Lead Borrower”), KCI USA, INC., a Delaware corporation (“KCI USA” and, together with the Lead Borrower, the “Co-Borrowers”), CHIRON HOLDINGS, INC., a Delaware corporation, CHIRON TOPCO, INC., a Delaware corporation, CHIRON GUERNSEY LP, INC., a Guernsey limited partnership, solely with respect to Sections 5.01 through 5.04, 7.13 and 8.01 of the Credit Agreement, CHIRON GUERNSEY GP CO. LIMITED, a Guernsey limited company, BANK OF AMERICA, N.A., as administrative agent, collateral agent, letter of credit issuer and swing line lender, and each lender from time to time party thereto (the “Credit Agreement”). Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.
W I T N E S S E T H:
WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Co-Borrowers desire to create new classes of Dollar Term D-1 Loans, Euro Term D-1 Loans and Term D-2 Loans as Refinancing Term Loans pursuant to Section 2.14(b) of the Credit Agreement having identical terms with, having the same rights and obligations under the Loan Documents as and in the aggregate (but, for the avoidance of doubt, not the respective) principal amounts as the Dollar Term C-1 Loans, Euro Term C-1 Loans and Term C-2 Loans as set forth in the Credit Agreement and Loan Documents, except as such terms are amended hereby;
WHEREAS, each Dollar Term C-1 Lender, Euro Term C-1 Lender and Term C-2 Lender that executes and delivers a consent to this Amendment substantially in the form of Exhibit A hereto (a “Consent”) shall be deemed, upon effectiveness of this Amendment, to have exchanged all or the portion set forth on the signature page to such Lender’s Consent (or such lesser amount allocated to it by the Amendment No. 2 Arranger) of its Dollar Term C-1 Loans, Euro Term C-1 Loans and Term C-2 Loans, as applicable, for Dollar Term D-1 Loans, Euro Term D-1 Loans and Term D-2 Loans, as applicable, and such Lender shall thereafter become a Dollar Term D-1 Lender, Euro Term D-1 Lender and Term D-2 Lender, as applicable;
WHEREAS, each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit B (a “Joinder”) as an Additional Dollar Term D-1 Lender, Additional Euro Term D-1 Lender or Additional Term D-2 Lender will make Dollar Term D-1 Loans, Euro Term D-1 Loans and Term D-2 Loans, as applicable, to the Co-Borrowers in the amount set forth on the signature page of such Person’s Joinder on the effective date of this Amendment, the proceeds of which will be used by the Co-Borrowers to repay in full the aggregate (but, for the avoidance of doubt, not the respective) outstanding principal amounts of Non-Exchanged Dollar Term C-1 Loans, Non-Exchanged Euro Term C-1 Loans and Non-Exchanged Term C-2 Loans;
NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I
Amendments
Subject to the occurrence of the Amendment No. 2 Effective Date:
(a)    Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“Additional Dollar Term D-1 Commitment” means, with respect to an Additional Dollar Term D-1 Lender, the commitment of such Additional Dollar Term D-1 Lender to make an Additional Dollar Term D-1 Loan on the Amendment No. 2 Effective Date, in the amount set forth on the joinder agreement of such Additional Dollar Term D-1 Lender to Amendment No. 2.
“Additional Dollar Term D-1 Lender” means a Person with an Additional Dollar Term D-1 Commitment to make Additional Dollar Term D-1 Loans to the Borrower on the Amendment No. 2 Effective Date, which for the avoidance of doubt may be an existing Dollar Term C-1 Lender.
“Additional Dollar Term D-1 Loan” means a Loan that is made pursuant to Section 2.01(d) of the Credit Agreement on the Amendment No. 2 Effective Date.
“Additional Euro Term D-1 Commitment” means, with respect to an Additional Euro Term D-1 Lender, the commitment of such Additional Euro Term D-1 Lender to make an Additional Euro Term D-1 Loan on the Amendment No. 2 Effective Date, in the amount set forth on the joinder agreement of such Additional Euro Term D-1 Lender to Amendment No. 2.
“Additional Euro Term D-1 Lender” means a Person with an Additional Euro Term D-1 Commitment to make Additional Euro Term D-1 Loans to the Co-Borrowers on the Amendment No. 2 Effective Date, which for the avoidance of doubt may be an existing Euro Term C-1 Lender.
“Additional Euro Term D-1 Loan” means a Loan that is made pursuant to Section 2.01(d) of the Credit Agreement on the Amendment No. 2 Effective Date.
“Additional Term D-2 Commitment” means, with respect to an Additional Term D-2 Lender, the commitment of such Additional Term D-2 Lender to make an Additional Term D-2 Loan on the Amendment No. 2 Effective Date, in the amount set forth on the joinder agreement of such Additional Term D-2 Lender to Amendment No. 2.
“Additional Term D-2 Lender” means a Person with an Additional Term D-2 Commitment to make Additional Term D-2 Loans to the Co-Borrowers on the Amendment No. 2 Effective Date, which for the avoidance of doubt may be an existing Term C-2 Lender.
“Additional Term D-2 Loan” means a Loan that is made pursuant to Section 2.01(d) of the Credit Agreement on the Amendment No. 2 Effective Date.
“Additional Term Lender” means an Additional Dollar Term D-1 Lender, Additional Euro Term D-1 Lender or Additional Term D-2 Lender, and which shall each constitute “Lenders” under the Credit Agreement as of the Amendment No. 2 Effective Date.
“Amendment No. 2” means Amendment No. 2 to this Agreement dated as of June 14, 2013.
“Amendment No. 2 Arranger” means Bank of America, N.A., as sole lead arranger and sole lead book-running manager in connection with Amendment No. 2.
“Amendment No. 2 Effective Date” means June 14, 2013, the date of effectiveness of Amendment No. 2.
“Dollar Term D-1 Commitment” means, with respect to a Dollar Term C-1 Lender, the agreement of such Dollar Term C-1 Lender to exchange the principal amount of its Dollar Term C-1 Loans set forth on the signature page to such Dollar Term C-1 Lender’s Consent (or such lesser amount allocated to it by the Amendment No. 2 Arranger) for an equal principal amount of Dollar Term D-1 Loans on the Amendment No. 2 Effective Date.

“Dollar Term D-1 Lender” means an Additional Dollar Term D-1 Lender or a Lender with a Loan that is deemed made pursuant to Section 2.01(d).
“Dollar Term D-1 Loan” means an Additional Dollar Term D-1 Loan or a Loan that is deemed made pursuant to Section 2.01(d).
“Euro Term D-1 Commitment” means, with respect to a Euro Term C-1 Lender, the agreement of such Euro Term C-1 Lender to exchange the principal amount of its Euro Term C-1 Loans set forth on the signature page to such Euro Term C-1 Lender’s Consent (or such lesser amount allocated to it by the Amendment No. 2 Arranger) for an equal principal amount of Euro Term D-1 Loans on the Amendment No. 2 Effective Date.
“Euro Term D-1 Lender” means an Additional Euro Term D-1 Lender or a Lender with a Loan that is deemed made pursuant to Section 2.01(d).
“Euro Term D-1 Loan” means an Additional Euro Term D-1 Loan or a Loan that is deemed made pursuant to Section 2.01(d).
“Exchanged Dollar Term C-1 Loans” means each Dollar Term C-1 Loan (or portion thereof) as to which the Lender thereof has consented to exchange into a Dollar Term D-1 Loan and the Amendment No. 2 Arranger has allocated into a Dollar Term D-1 Loan.
“Exchanged Euro Term C-1 Loans” means each Euro Term C-1 Loan (or portion thereof) as to which the Lender thereof has consented to exchange into a Euro Term D-1 Loan and the Amendment No. 2 Arranger has allocated into a Euro Term D-1 Loan.
“Exchanged Term C-2 Loans” means each Term C-2 Loan (or portion thereof) as to which the Lender thereof has consented to exchange into a Term D-2 Loan and the Amendment No. 2 Arranger has allocated into a Term D-2 Loan.
“Non-Exchanged Dollar Term C-1 Loan” means each Dollar Term C-1 Loan (or portion thereof) other than an Exchanged Dollar Term C-1 Loan.
“Non-Exchanged Euro Term C-1 Loan” means each Euro Term C-1 Loan (or portion thereof) other than an Exchanged Euro Term C-1 Loan.
“Non-Exchanged Term C-2 Loan” means each Term C-2 Loan (or portion thereof) other than an Exchanged Term C-2 Loan.
“Term D Loan” means a Term D-1 Loan or a Term D-2 Loan.
“Term D-1 Commitment” means a Dollar Term D-1 Commitment or a Euro Term D-1 Commitment.
“Term D-1 Lender” means, at any time, any Lender that has a Term D-1 Commitment or a Term D-1 Loan at such time.
“Term D-1 Loan” means a Dollar Term D-1 Loan or a Euro Term D-1 Loan.
“Term D-2 Commitment” means, with respect to a Term C-2 Lender, the agreement of such Term C-2 Lender to exchange the principal amount of its Term C-2 Loans set forth on the signature page to such Term C-2 Lender’s Consent (or such lesser amount allocated to it by the Amendment No. 2 Arranger) for an equal principal amount of Term D-2 Loans on the Amendment No. 2 Effective Date.

“Term D-2 Lender” means an Additional Term D-2 Lender or a Lender with a Loan that is deemed made pursuant to Section 2.01(d).
“Term D-2 Loan” means an Additional Term D-2 Loan or a Loan that is deemed made pursuant to Section 2.01(d).
(b)    The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“‘Applicable Rate’ means a percentage per annum equal to:

(a)
(i) until delivery of financial statements and a related Compliance Certificate for the first full fiscal quarter commencing on or after the Closing Date pursuant to Section 6.01, (A) for Eurocurrency Rate Loans that are Revolving Credit Loans, 5.75%, (B) for Base Rate Loans that are Revolving Credit Loans, 4.75% and (C) for letter of credit fees, 5.75% per annum and (ii) thereafter, in connection with Revolving Credit Loans, the percentages per annum set forth in the table immediately below, based upon the First Lien Senior Secured Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate

Pricing Level	First Lien Senior Secured Leverage Ratio	Letter of Credit Fees	Base Rate for Revolving Loans	Eurocurrency Rate for Revolving Loans
I	> 2.75x	5.75%	4.75%	5.75%
II	< 2.75x but > 2.25x	5.50%	4.50%	5.50%
III	< 2.25x	5.25%	4.25%	5.25%

; and

(b)
(i) for Eurocurrency Rate Loans that are Dollar Term D-1 Loans, 3.50%, (ii) for Base Rate Loans that are Dollar Term D-1 Loans, 2.50%, (iii) for Eurocurrency Rate Loans that are Euro Term D-1 Loans, 3.75%, (iv) for Base Rate Loans that are Euro Term D-1 Loans, 2.75%, (v) for Eurocurrency Rate Loans that are Term D-2 Loans, 3.00%, and (vi) for Base Rate Loans that are Term D-2 Loans, 2.00%.

Any increase or decrease in the Applicable Rate resulting from a change in the First Lien Senior Secured Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a).
Notwithstanding anything to the contrary contained above in this definition or elsewhere in this Agreement, if it is subsequently determined that the First Lien Senior Secured Leverage Ratio set forth in any Compliance Certificate delivered to the Administrative Agent is inaccurate for any reason and the result thereof is that the Lenders received interest or fees for any period based on an Applicable Rate that is less than that which would have been applicable had the First Lien Senior Secured Leverage Ratio been accurately determined, then, for all purposes of this Agreement, the ‘Applicable Rate’ for any day occurring within the period covered by such Compliance Certificate shall retroactively be deemed to be the relevant percentage as based upon the accurately determined First Lien Senior Secured Leverage Ratio for such period, and any shortfall in the interest or fees theretofore paid by the Borrowers for the relevant period pursuant to Section 2.09 and Section 2.10 as a result of the miscalculation of the First Lien Senior Secured

Leverage Ratio shall be deemed to be (and shall be) due and payable under the relevant provisions of Section 2.09 or Section 2.10, as applicable, at the time the interest or fees for such period were required to be paid pursuant to said Section (and shall remain due and payable until paid in full, together with all amounts owing under Section 2.09 (other than Section 2.09(b)), in accordance with the terms of this Agreement); provided that, notwithstanding the foregoing, so long as an Event of Default described in Section 8.01(f) has not occurred with respect to the Lead Borrower, such shortfall shall be due and payable five (5) Business Days following the determination described above.
Notwithstanding the foregoing, the Applicable Rate in respect of any tranche of Extended Revolving Credit Commitments or any Extended Term Loans or Revolving Credit Loans made pursuant to any Extended Revolving Credit Commitments shall be the applicable percentages per annum set forth in the relevant Extension Offer.”
(c)    The definition of “Base Rate” in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting “; and” at the end of clause (d) and (ii) adding the following as a new clause (e) to such definition:
“(e)    in respect of Term D Loans, 2.00% per annum.”
(d)    The definition of “Eurocurrency Rate” in Section 1.01 of the Credit Agreement is hereby amended by adding the following new paragraph to the end of such definition:
“Notwithstanding any provision to the contrary in the Credit Agreement, the applicable Eurocurrency Rate in respect of Term D Loans shall at no time be less than 1.00% per annum.
(e)    The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“‘Maturity Date’ means (a) with respect to the Revolving Credit Facility, the fifth anniversary of the Closing Date, (b) with respect to the Term B-1 Loans, Term C-1 Loans and the Term D-1 Loans, the date that is six years and six months after the Closing Date, (c) with respect to the Term B-2 Loans, the Term C-2 Loans and the Term D-2 Loans, the fifth anniversary of the Closing Date; provided that if either such day is not a Business Day, the Maturity Date shall be the Business Day immediately preceding such day.”
(f)    The definition of “Term Borrowing” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“‘Term Borrowing’ means a Dollar Term B-1 Borrowing, a Euro Term B-1 Borrowing, a Term B-2 Borrowing, a Dollar Term C-1 Borrowing, a Euro Term C-1 Borrowing, a Term C-2 Borrowing, a Dollar Term D-1 Borrowing, a Euro Term D-1 Borrowing, a Term D-2 Borrowing or a borrowing in respect of Incremental Term Loans, as the context requires.”
(g)    The definition of “Term Lender” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“‘Term Lender’ means, at any time, any lender that has a Dollar Term B-1 Commitment, a Dollar Term B-1 Loan, a Dollar Term C-1 Commitment, a Dollar Term C-1 Loan, a Dollar Term D-1 Commitment, a Dollar Term D-1 Loan, a Euro Term B-1 Commitment, a Euro Term B-1 Loan, a Euro Term C-1 Commitment, a Euro Term C-1 Loan, a Euro Term D-1 Commitment, a Euro Term D-1 Loan, a Term B-2 Commitment, a Term B-2 Loan, a Term C-2 Commitment, a Term C-2 Loan, a Term D-2 Commitment, a Term D-2 Loan or an Incremental Term Loan at such time.”
(h)    The definition of “Term Loan” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“‘Term Loan’ means a Term B Loan, Term C Loan, Term D Loan or Incremental Term Loan, as the context requires, including any Extended Term Loan.”
(i)    All references to “Dollar Term C-1 Borrowing,” “Dollar Term C-1 Commitment,” “Dollar Term C-1 Lender,” “Dollar Term C-1 Loan” and “Dollar Term C-1 Note” in the Loan Documents shall be deemed to be replaced with “Dollar Term D-1 Borrowing,” “Dollar Term D-1 Commitment,” “Dollar Term D-1 Lender,” “Dollar Term D-1 Loan” and “Dollar Term D-1 Note,” respectively (unless the context otherwise requires, including, without limitation, with respect to the definitions of “Dollar Term C-1 Borrowing,” “Dollar Term C-1 Commitment,” “Dollar Term C-1 Lender,” “Dollar Term C-1 Loan,” “Dollar Term C-1 Note,” Section 2.01(b) and 2.01(c) of the Credit Agreement and the Preliminary Statements to the Credit Agreement).
(j)    All references to“Euro Term C-1 Note,” “Euro Term C-1 Borrowing,” “Euro Term C-1 Commitment,” “Euro Term C-1 Lender,” “Euro Term C-1 Loan” and “Euro Term C-1 Note”in the Loan Documents shall be deemed to be replaced with “Euro Term D-1 Borrowing,” “Euro Term D-1 Commitment,” “Euro Term D-1 Lender,” “Euro Term D-1 Loan” and “Euro Term D-1 Note,” respectively (unless the context otherwise requires, including, without limitation, with respect to the definitions of Euro Term C-1 Borrowing,” “Euro Term C-1 Commitment,” “Euro Term C-1 Lender,” “Euro Term C-1 Loan,” “Euro Term C-1 Note,” Section 2.01(b) and 2.01(c) of the Credit Agreement and the Preliminary Statements to the Credit Agreement).
(k)    All references to“Term C-1 Commitment,” “Term C-1 Lender,” “Term B Loan” and “Term C-1 Loan” in the Loan Documents shall be deemed to be replaced with “Term D-1 Commitment,” “Term D-1 Lender,” “Term C Loan” and “Term D-1 Loan,” respectively (unless the context otherwise requires, including, without limitation, with respect to the definitions of “Term C-1 Commitment,” “Term C-1 Lender,” “Term C Loan,” “Term C-1 Loan” and Section 5.17 of the Credit Agreement).
(l)    All references to “Term C-2 Borrowing,” “Term C-2 Commitment,” “Term C-2 Lender,” “Term C-2 Loan” and “Term C-2 Note” in the Loan Documents shall be deemed to be replaced with “Term D-2 Borrowing,” “Term D-2 Commitment,” “Term D-2 Lender,” “Term D-2 Loan” and “Term D-2 Note,” respectively (unless the context otherwise requires, including, without limitation, with respect to the definitions of “Term C-2 Borrowing,” “Term C-2 Commitment,” “Term C-2 Lender,” “Term C-2 Loan,” “Term C-2 Note,” Section 2.01(b) and 2.01(c) of the Credit Agreement and the Preliminary Statements to the Credit Agreement).
(m)    Section 2.01 of the Credit Agreement is hereby amended by adding the following paragraph (d) to such Section:
“(d)    (i)    Subject to the terms and conditions hereof and of Amendment No. 2, each Dollar Term C-1 Lender, Euro Term C-1 Lender and Term C-2 Lender severally agrees to exchange its Exchanged Dollar Term C-1 Loans, Exchanged Euro Term C-1 Loans and Exchanged Term C-2 Loans, respectively, for a like principal amount of Dollar Term D-1 Loans, Euro Term D-1 Loans and Term D-2 Loans, respectively, on the Amendment No. 2 Effective Date.
(ii)    Subject to the terms and conditions hereof and of Amendment No. 2, each Additional Dollar Term D-1 Lender, Additional Euro Term D-1 Lender and Additional Term D-2 Lender severally agrees to make an Additional Dollar Term D-1 Loan, Additional Euro Term D-1 Loan and Additional Term D-2 Loan, respectively, to the Co-Borrowers on the Amendment No. 2 Effective Date in the principal amount equal to its Additional Dollar Term D-1 Commitment, Additional Euro Term D-1 Commitment and Additional Term D-2 Commitment, respectively, on the Amendment No. 2 Effective Date. The Co-Borrowers shall prepay the aggregate principal amount of the Non-Exchanged Dollar Term C-1 Loans, Non-Exchanged Euro Term C-1 Loans and Non-Exchanged Term C-2 Loans with a like amount of the aggregate gross proceeds of the Additional Dollar Term D-1 Loans, Additional Euro Term D-1 Loans and Additional Term D-2 Loans, concurrently with the receipt thereof. All Additional Dollar Term D-1

Loans, Additional Euro Term D-1 Loans and Additional Term D-2 Loans will have the Types and Interest Periods specified in the Committed Loan Notice delivered in connection therewith. All accrued and unpaid interest on the Non-Exchanged Dollar Term C-1 Loans, Non-Exchanged Euro Term C-1 Loans and Non-Exchanged Term C-2 Loans to, but not including, the Amendment No. 2 Effective Date shall be payable on the Amendment No. 2 Effective Date and the Co-Borrowers will make any payments required under Section 3.05 with respect to the Non-Exchanged Dollar Term C-1 Loans, Non-Exchanged Euro Term C-1 Loans and Non-Exchanged Term C-2 Loans in accordance therewith.
(iii)    All Dollar Term D-1 Loans, Euro Term D-1 Loans and Term D-2 Loans made on the Amendment No. 2 Effective Date by Lenders of Exchanged Dollar Term C-1 Loans, Exchanged Euro Term C-1 Loans and Exchanged Term C-2 Loans will have the Types and Interest Periods specified in the Committed Loan Notice delivered in connection therewith. All accrued and unpaid interest on the Exchanged Dollar Term C-1 Loans, Exchanged Euro Term C-1 Loans and Exchanged Term C-2 Loans to, but not including, the Amendment No. 2 Effective Date shall be payable on the Amendment No. 2 Effective Date, but no amounts under Section 3.05 shall be payable in connection with such exchange.
(iv)    The Dollar Term D-1 Loans, Euro Term D-1 Loans and Term D-2 Loans shall have the same terms as the Dollar Term C-1 Loans, Euro Term C-1 Loans and Term C-2 Loans, respectively, as set forth in the Credit Agreement and the Loan Documents before giving effect to Amendment No. 2, except as modified by Amendment No. 2; it being understood that the Dollar Term D-1 Loans, Euro Term D-1 Loans and Term D-2 Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Dollar Term C-1 Loans, Euro Term C-1 Loans and Term C-2 Loans, respectively, prior to the Amendment No. 2 Effective Date, except as explicitly modified by Amendment No. 2.”
(n)    Section 2.06(b) of the Credit Agreement is hereby amended by adding the following at the end thereof:
“The Dollar Term D-1 Commitment of each Dollar Term D-1 Lender shall be automatically and permanently reduced to $0 upon the making of such Dollar Term D-1 Lender’s Term Loans pursuant to Section 2.01(d). The Euro Term D-1 Commitment of each Euro Term D-1 Lender shall be automatically and permanently reduced to $0 upon the making of such Euro Term D-1 Lender’s Term Loans pursuant to Section 2.01(d). The Term D-2 Commitment of each Term D-2 Lender shall be automatically and permanently reduced to $0 upon the making of such Term D-2 Lender’s Term Loans pursuant to Section 2.01(d).”
(o)    Section 2.05(a)(ii) of the Credit Agreement is hereby amended by adding the following as a new clause (5) to such Section:
“(5) on or prior to the sixth month anniversary of the Amendment No. 2 Effective Date, the Co-Borrowers (i) make any prepayment of Dollar Term D-1 Loans, Euro Term D-1 Loans or Term D-2 Loans in connection with any Repricing Transaction or (ii) effect any amendment of this Agreement resulting in a Repricing Transaction with respect to Dollar Term D-1 Loans, Euro Term D-1 Loans or Term D-2 Loans, the Co-Borrowers shall pay to the Administrative Agent, for the ratable account of each of the applicable Dollar Term D-1 Lenders, Euro Term D-1 Lenders or Term D-2 Lenders, (x) in the case of clause (i), a prepayment premium of 1.0% of the amount of the applicable Dollar Term D-1 Loans, Euro Term D-1 Loans or Term D-2 Loans being prepaid and (y) in the case of clause (ii), an amount equal to 1.0% of the aggregate amount of the applicable Dollar Term D-1 Loans, Euro Term D-1 Loans or Term D-2 Loans outstanding immediately prior to such amendment.”
(p)    Section 2.07(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(a)    Term Loans. (i) Subject to adjustment as a result of the application of prepayments in accordance with Section 2.05, in each case, solely to the extent of any such amounts applied to the prepayment of the Term Loans, (1)  the Co-Borrowers shall repay to the Administrative Agent for the ratable account of the Dollar Term D-1 Lenders on each date set forth below a principal amount of Dollar Term D-1 Loans equal to (x) the outstanding principal amount of Dollar Term D-1 Loans immediately after the Amendment No. 2 Effective Date multiplied by (y) the percentage set forth below opposite such date and (2) the Co-Borrowers shall repay to the Administrative Agent for the ratable account of the Euro Term D-1 Lenders on each date set forth below a principal amount of Euro Term D-1 Loans equal to (x) the outstanding principal amount of Euro Term D-1 Loans immediately after the Amendment No. 2 Effective Date multiplied by (y) the percentage set forth below opposite such date:

Date	Dollar Term D-1 Loan and Euro Term D-1 Loan Repayment Amount
June 30, 2013	0.25%
September 30, 2013	0.25%
December 31, 2013	0.25%
March 31, 2014	0.25%
June 30, 2014	0.25%
September 30, 2014	0.25%
December 31, 2014	0.25%
March 31, 2015	0.25%
June 30, 2015	0.25%
September 30, 2015	0.25%
December 31, 2015	0.25%
March 31, 2016	0.25%
June 30, 2016	0.25%
September 30, 2016	0.25%
December 31, 2016	0.25%
March 31, 2017	0.25%
June 30, 2017	0.25%
September 30, 2017	0.25%
December 31, 2017	0.25%
March 31, 2018	0.25%
May 4, 2018	95.00%

(ii) Subject to adjustment as a result of the application of prepayments in accordance with Section 2.05, in each case, solely to the extent of any such amounts applied to the prepayment of the Term Loans, the Co-Borrowers shall repay to the Administrative Agent for the ratable account of the Term D-2 Lenders on each date set forth below a principal amount of Term D-2 Loans equal to (x) the outstanding principal amount of Term D-2 Loans immediately after the Amendment No. 2 Effective Date multiplied by (y) the percentage set forth below opposite such date:

Date	Term D-2 Loan Repayment Amount
June 30, 2013	0.25%
September 30, 2013	0.25%
December 31, 2013	0.25%
March 31, 2014	0.25%
June 30, 2014	0.25%
September 30, 2014	0.25%
December 31, 2014	0.25%
March 31, 2015	0.25%
June 30, 2015	0.25%
September 30, 2015	0.25%
December 31, 2015	0.25%
March 31, 2016	0.25%
June 30, 2016	0.25%
September 30, 2016	0.25%
November 4, 2016	96.50%”

(q)    Section 5.17 of the Credit Agreement is hereby amended by adding the following at the end thereof:
“The proceeds of the Dollar Term D-1 Loans, Euro Term D-1 Loans and Term D-2 Loans shall be used to refinance the Dollar Term C-1 Loans, Euro Term C-1 Loans and Term C-2 Loans.”
(r)    Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Section 6.12    Use of Proceeds. Use the proceeds of any Credit Extension (other than a Credit Extension of Dollar Term C-1 Loans, Euro Term C-1 Loans, Term C-2 Loans, Dollar Term D-1 Loans, Euro Term D-1 Loans or Term D-2 Loans), whether directly or indirectly, in a manner consistent with the uses set forth in the Preliminary Statements to this Agreement. Use the proceeds of any Credit Extension of Dollar Term C-1 Loans, Euro Term C-1 Loans or Term C-2 Loans to refinance the Dollar Term B-1 Loans, Euro Term B-1 Loans and Term B-2 Loans. Use the proceeds of any Credit Extension of Dollar Term D-1 Loans, Euro Term D-1 Loans or Term D-2 Loans to refinance the Dollar Term C-1 Loans, Euro Term C-1 Loans and Term C-2 Loans.”

ARTICLE II
Conditions to Effectiveness

This Amendment shall become effective on the date (the “Amendment No. 2 Effective Date”) on which:
(a)    The Administrative Agent (or its counsel) shall have received from (i) each Dollar Term C-1 Lender with a Dollar Term D-1 Commitment, (ii) each Euro Term C-1 Lender with a Euro Term D-1 Commitment, (iii) each Term C-2 Lender with a Term D-2 Commitment, (iv) the Administrative Agent and (v) each Loan Party and the Parent GP, (x) a counterpart of this Amendment signed on behalf of such party, (y) a Consent or (z) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Agreement or a Consent) that such party has signed a counterpart of this Agreement or a Consent. The Administrative Agent shall have received from each Additional Dollar Term D-1 Lender, each Additional Euro Term D-1 Lender and each Additional Term D-2 Lender an executed counterpart to the applicable Joinder Agreement.
(b)    The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders and each L/C Issuer on the Amendment No. 2 Effective Date, a written opinion of (i)  Kirkland & Ellis LLP, New York counsel to the Loan Parties, (ii) Cox Smith Matthews Incorporated, Texas counsel to the Loan Parties and (iii) Carey Olsen, Guernsey counsel to the Loan Parties and the Parent GP, in each case (A) dated as of the Amendment No. 2 Effective Date, (B) addressed to each L/C Issuer on the Amendment No. 2 Effective Date, the Administrative Agent, the Collateral Agent and the Lenders and (C) in form and substance reasonably satisfactory to the Administrative Agent.
(c)    The Administrative Agent shall have received in the case of each Loan Party and the Parent GP each of the items referred to in clauses (1), (2) and (3) below:
(1)    a copy of the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent organizational documents, including all amendments thereto, of each Loan Party and the Parent GP, (A) in the case of a corporation, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Loan Party or the Parent GP as of a recent date from such Secretary of State (or other similar official) or (B) in the case of a partnership or limited liability company, certified by the Secretary or Assistant Secretary of each such Loan Party or the Parent GP, or in the alternative (other than in the case of the Co-Borrowers), a certificate stating that such certificate or articles of incorporation or organization have not been amended since the Closing Date;
(2)    a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party and the Parent GP dated the Closing Date and certifying
(i)    that attached thereto is a true and complete copy of the bylaws (or partnership agreement, limited liability company agreement or other equivalent governing documents) of such Loan Party or the Parent GP as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below or in the alternative (other than in the case of the Co-Borrowers), certifying that such bylaws (or partnership agreement, limited liability company agreement or other equivalent governing documents) have not been amended since the Closing Date,
(ii)    that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party or the Parent GP (or its managing general partner, managing member or equivalent) authorizing the execution, delivery and performance of this Amendment or any other document delivered in connection herewith to which such person is a party and, in the case of the Co-Borrowers, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Closing Date,
(iii)    that the certificate or articles of incorporation, certificate of limited partnership, articles of incorporation, certificate of formation or other equivalent organizational documents of such Loan Party or the Parent GP has not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above,
(iv)    as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith on behalf of such Loan Party or the Parent GP; and
(v)    as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party or the Parent GP; and
(3)    a certificate of a director or an officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificate pursuant to clause (2) above.
(d)    All other fees and expenses due to the Administrative Agent, each Amendment No. 2 Arranger and the Lenders required to be paid on the Amendment No. 2 Effective Date shall have been paid. All reasonable costs and expenses (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Amendment No. 2 Arrangers) of the Administrative Agent and each Amendment No. 2 Arranger in connection with this Amendment and the transactions contemplated hereby shall have been paid, to the extent invoiced.
(e)    The Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the USA PATRIOT Act that has been requested not less than five (5) Business Days prior to the Amendment No. 2 Effective Date.
(f)    The aggregate principal amount of the Exchanged Dollar Term C-1 Loans, Exchanged Euro Term C-1 Loans and Exchanged Term C-2 Loans plus the aggregate principal amount of the Additional Dollar Term D-1 Commitments, Additional Euro Term D-1 Commitments and Additional Term D-2 Commitments shall equal the aggregate principal amount of the outstanding Dollar Term C-1 Loans, Euro Term C-1 Loans and Term C-2 Loans immediately prior to the effectiveness of this Amendment.
(g)    The Co-Borrowers shall have paid to the Administrative Agent, (x) for the ratable account of the Lenders of the Dollar Term C-1 Loans, Euro Term C-1 Loans and Term C-2 Loans all accrued and unpaid interest on the Dollar Term C-1 Loans, Euro Term C-1 Loans and Term C-2 Loans, as applicable, to, but not including, the Amendment No. 2 Effective Date on the Amendment No. 2 Effective Date and (y) for the ratable account of all Dollar Term C-1 Lenders and Euro Term C-1 Lenders immediately prior to the Amendment No. 2 Effective Date, an amount equal to 1.0% of the aggregate principal amount of Dollar Term C-1 Loans and Euro Term C-1 Loans, respectively, in accordance with Section 2.05(a)(ii)(4) of the Credit Agreement.
(h)    The Administrative Agent shall have received a Committed Loan Notice not later than 1:00 p.m. three (3) Business Days (or four (4) Business Days in the case of the Euro Term D-1 Loans) prior to the date of the proposed Borrowing.
(i)    The representations and warranties set forth in the Loan Documents shall be true and correct in all material respects as of the date hereof, as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
(j)    At the time of and immediately after giving effect to this Amendment, no Default shall exist or would result from the Amendment and related Credit Extension or from the application of the proceeds therefrom.
(k)    The Administrative Agent shall have received a certificate, dated the Amendment No. 2 Effective Date and signed by a Responsible Officer of the Lead Borrower, confirming compliance with the conditions set forth in paragraphs (i) and (j) of this Article II.
The Administrative Agent shall notify the Lead Borrower and the Lenders of the Amendment No. 2 Effective Date. Notwithstanding the foregoing, the amendments effected hereby shall not become effective, and the obligations of the Additional Dollar Term D-1 Lenders, Additional Euro Term D-1 Lenders and Additional Term D-2 Lenders hereunder to make Additional Dollar Term D-1 Loans, Additional Euro Term D-1 Loans and Additional Term D-2 Loans, respectively, will automatically terminate, if each of the conditions set forth or referred to in this Article II has not been satisfied at or prior to 5:00 p.m., New York City time, on June 14, 2013.

ARTICLE III
Representation and Warranties.
After giving effect to the amendments contained herein, on the Amendment No. 2 Effective Date the Co-Borrowers hereby confirm that: (a) this Amendment has been duly authorized, executed and delivered by each Loan Party and the Parent GP and constitutes the legal, valid and binding obligations of each Loan Party and the Parent GP enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity; (b) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment No. 2 Effective Date with the same effect as though made on and as of the Amendment No. 2 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date) provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and (c) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

ARTICLE IV

Miscellaneous

Section 4.1.    Continuing Effect; No Other Amendments or Waivers. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Loan Parties or the Parent GP that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

Section 4.2.    Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
Section 4.3.    Waiver. Each Lender delivering a Consent to this Amendment hereby irrevocably waives its right to receive any payments under Section 3.05 of the Credit Agreement as a result of its Dollar Term C-1 Loans, Euro Term C-1 Loans or Term C-2 Loans, as applicable, being repaid on the Amendment No. 2 Effective Date and not on the last day of the Interest Period applicable thereto.
Section 4.4.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 4.5.    Reaffirmation. Each Loan Party, and with respect to clause (i) below the Parent GP, hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under each Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents.
Section 4.6.    On and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

KINETIC CONCEPTS, INC.,
as the Lead Borrower

By:	/s/ Robert P. Hureau
Name: Robert P. Hureau
Title: Executive Vice President, Chief Financial Officer

KCI USA, INC.,
as Co-Borrower

By:	/s/ Robert P. Hureau
Name: Robert P. Hureau
Title: Executive Vice President, Chief Financial Officer

CHIRON HOLDINGS, INC.,
as Holdings

By:	/s/ Robert P. Hureau
Name: Robert P. Hureau
Title: Vice President and Treasurer

CHIRON TOPCO, INC.,
as Topco

By:	/s/ Robert P. Hureau
Name: Robert P. Hureau
Title: Vice President and Treasurer

[Signature Page to Amendment No. 2 to Credit Agreement]

CHIRON GUERNSEY LP, INC., as Parent

By:	CHIRON GUERNSEY GP CO. LIMITED,
Its: General Partner

By:	/s/ John T. Bibb
Name: John T. Bibb
Title: Director

CHIRON GUERNSEY GP CO. LIMITED,
as the Parent GP

By:	/s/ John T. Bibb
Name: John T. Bibb
Title: Director

KCI ANIMAL HEALTH, LLC
KCI HOLDING COMPANY, INC.
KCI HOMECARE, INC.
KCI IMPORTS, INC.
KCI INTERNATIONAL, INC.
KCI LICENSING, INC.
KCI PROPERTIES LIMITED
KCI REAL HOLDINGS, L.L.C.
KCI REAL PROPERTY LIMITED
KCI USA REAL HOLDINGS, L.L.C.
TECHNIMOTION, LLC
as a Guarantor

By:	/s/ Robert P. Hureau
Name: Robert P. Hureau
Title: Vice President and Treasurer

LIFECELL CORPORATION
as a Guarantor

By:	/s/ Kent E. Tuholsky
Name: Kent E. Tuholsky
Title: Treasurer

[Signature Page to Amendment No. 2 to Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

By:	/s/ Angelo M. Martorana
Name: Angelo M. Martorana
Title: Assistant Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

EXHIBIT A

CONSENT TO AMENDMENT NO. 2
CONSENT (this “Consent”) to Amendment No. 2, dated as of June 14, 2013 (the “Amendment”) by and among the Co-Borrowers, the Guarantors, the Parent GP, the Lenders party thereto and the Administrative Agent, to the Credit Agreement, dated as of November 4, 2011, as amended by Amendment No. 1 to Credit Agreement, dated November 7, 2012, among CHIRON MERGER SUB, INC., a Texas corporation, KINETIC CONCEPTS, INC., a Texas corporation (the “Lead Borrower”), KCI USA, INC., a Delaware corporation (“KCI USA” and, together with the Lead Borrower, the “Co-Borrowers”), CHIRON HOLDINGS, INC., a Delaware corporation, CHIRON TOPCO, INC., a Delaware corporation, CHIRON GUERNSEY LP, INC., a Guernsey limited partnership, solely with respect to Sections 5.01 through 5.04, 7.13 and 8.01 of the Credit Agreement, CHIRON GUERNSEY GP CO. LIMITED, a Guernsey limited company, BANK OF AMERICA, N.A., as administrative agent, collateral agent, letter of credit issuer and swing line lender, and each lender from time to time party thereto (the “Credit Agreement”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.
Dollar Term C-1 Lenders
The undersigned Dollar Term C-1 Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

☐
to convert 100% of the outstanding principal amount of the Dollar Term C-1 Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Arranger) into a Dollar Term D-1 Loan in a like principal amount.

☐
to convert $____________ aggregate principal amount of the Dollar Term C-1 Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Arranger) into a Dollar Term D-1 Loan in a like principal amount.

Euro Term C-1 Lenders
The undersigned Euro Term C-1 Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

☐
to convert 100% of the outstanding principal amount of the Euro Term C-1 Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Arranger) into a Euro Term D-1 Loan in a like principal amount.

☐
to convert $____________ aggregate principal amount of the Euro Term C-1 Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Arranger) into a Euro Term D-1 Loan in a like principal amount.

Term C-2 Lenders
The undersigned Term C-2 Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

☐
to convert 100% of the outstanding principal amount of the Term C-2 Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Arranger) into a Term D-2 Loan in a like principal amount.

☐
to convert $____________ aggregate principal amount of the Term C-2 Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Arranger) into a Term D-2 Loan in a like principal amount.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: June __, 2013

as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Consent to Amendment No. 2 to Credit Agreement]

EXHIBIT B

JOINDER AGREEMENT
JOINDER AGREEMENT, dated as of June [__], 2013 (this “Agreement”), by and among [ADDITIONAL TERM LENDER] (each, an “Additional Dollar Term D-1 Lender, Additional Euro Term D-1 Lender or Additional Term D-2 Lender,” as applicable, and, collectively, the “Additional Term Lenders”), Kinetic Concepts, Inc., a Texas corporation (the “Lead Borrower”), KCI USA, Inc., a Delaware corporation (“KCI USA” and, together with the Lead Borrower, the “Co-Borrowers”)and Bank of America, N.A. (the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of November 4, 2011 and amended by Amendment No. 1 dated as of November 7, 2012 and Amendment No. 2 dated as of June 14, 2013 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among CHIRON MERGER SUB, INC., a Texas corporation, the Co-Borrowers, CHIRON HOLDINGS, INC., a Delaware corporation, CHIRON TOPCO, INC., a Delaware corporation, CHIRON GUERNSEY LP, INC., a Guernsey limited partnership, solely with respect to Sections 5.01 through 5.04, 7.13 and 8.01 of the Credit Agreement, CHIRON GUERNSEY GP CO. LIMITED, a Guernsey limited company, BANK OF AMERICA, N.A., as administrative agent, collateral agent, letter of credit issuer and swing line lender, and each lender from time to time party thereto (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);
WHEREAS, subject to the terms and conditions of the Credit Agreement, the Co-Borrowers may establish Additional Dollar Term D-1 Commitments, Additional Euro Term D-1 Commitments and Additional Term D-2 Commitments with Additional Dollar Term D-1 Lenders, Additional Euro Term D-1 Lenders and Additional Term D-2 Lenders, respectively; and
WHEREAS, subject to the terms and conditions of the Credit Agreement, Additional Dollar Term D-1 Lenders, Additional Euro Term D-1 Lenders and Additional Term D-2 Lender shall become Lenders pursuant to one or more Joinder Agreements;
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Each Additional Dollar Term D-1 Lender, Additional Euro Term D-1 Lender and Additional Term D-2 Lender hereby agrees to provide the respective Additional Dollar Term D-1 Commitments, Additional Euro Term D-1 Commitments and Additional Term D-2 Commitments set forth on its signature page hereto pursuant to and in accordance with Section 2.01(d) of the Credit Agreement. The Additional Dollar Term D-1 Commitments, Additional Euro Term D-1 Commitments and Additional Term D-2 Commitments provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents.
Each Additional Dollar Term D-1 Lender, Additional Euro Term D-1 Lender and Additional Term D-2 Lender and the Administrative Agent acknowledge and agree that the Additional Dollar Term D-1 Commitments, Additional Euro Term D-1 Commitments and Additional Term D-2 Commitments provided pursuant to this Agreement shall constitute Dollar Term D-1 Commitments, Euro Term D-1 Commitments and Term D-2 Commitments, respectively, for all purposes of the Credit Agreement and the other applicable Loan Documents. Each Additional Dollar Term D-1 Lender, Additional Euro Term D-1 Lender and Additional Term D-2 Lender hereby agrees to make an Additional Dollar Term D-1 Loans, Additional Euro Term D-1 Loans and Additional Term D-2 Loans, respectively, to the Co-Borrowers in an amount equal to its respective Additional Dollar Term D-1

Commitments, Additional Euro Term D-1 Commitments and Additional Term D-2 Commitments on the Amendment No. 2 Effective Date in accordance with Section 2.01(d) of the Credit Agreement.
Each Additional Term Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Amendment No. 2 Arranger or any other Additional Term Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
Upon (i) the execution of a counterpart of this Agreement by each Additional Dollar Term D-1 Lender, Additional Euro Term D-1 Lender and Additional Term D-2 Lender, the Administrative Agent and the Co-Borrowers and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Additional Dollar Term D-1 Lender, Additional Euro Term D-1 Lender and Additional Term D-2 Lender shall become Lenders under the Credit Agreement and shall have the respective Additional Dollar Term D-1 Commitments, Additional Euro Term D-1 Commitments and Additional Term D-2 Commitments set forth on its signature page hereto, effective as of the Amendment No. 2 Effective Date.
For each Additional Term Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Term Lender may be required to deliver to the Administrative Agent pursuant to Section 10.07 of the Credit Agreement.
This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

EXHIBIT B

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of June ___, 2013.

[NAME OF ADDITIONAL DOLLAR TERM D-1
LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Additional Dollar Term D-1 Commitments:

$

[NAME OF ADDITIONAL EURO TERM D-1
LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Additional Euro Term D-1 Commitments:

$

[Signature Page to Joinder Agreement]

[NAME OF ADDITIONAL TERM D-2
LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Additional Term D-2 Commitments:

$

[Signature Page to Joinder Agreement]

KINETIC CONCEPTS, INC.,
as the Lead Borrower

By:
Name:
Title:

KCI USA, INC.,
as Co-Borrower

By:
Name:
Title:

[Signature Page to Joinder Agreement]

Accepted:

BANK OF AMERICA, N.A.
as Administrative Agent

By:
Name:
Title:

[Signature Page to Joinder Agreement]